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                                                                 EXHIBIT 10.36.1

                           [LETTERHEAD OF CONOCO INC.]



July 22, 2002



Archie W. Dunham
600 N. Dairy Ashford
Houston, Texas  77070

RE:  Employment Agreement of November 18, 2001

Dear Mr. Dunham:

         Please refer to the Employment Agreement, dated as of November 18, 2001, between you, Conoco Inc. and ConocoPhillips. The capitalized terms in the Agreement will have the same meaning here, unless otherwise specified.

         Under your Employment Agreement, ConocoPhillips (called "New Parent" in the Agreement) has agreed to provide you the compensation and benefits described in Section 2(b) of the Agreement, beginning on the Agreement Effective Date. By signing this letter, you acknowledge and agree that ConocoPhillips will satisfy this obligation by causing its wholly owned subsidiary administering the payroll for former employees of Conoco Inc., to provide you the compensation and benefits described in Section 2(b) of the Agreement.

                                                Sincerely,



                                                /s/ R. A. Harrington
                                                --------------------------------
                                                R. A. Harrington






/s/ Archie W. Dunham
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Archie W. Dunham